SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No.1)

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Filed by a Party other than the Registrant |_|
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     (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         BIOSPECIFICS TECHNOLOGIES CORP.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 Wilbur Street
                            Lynbrook, New York 11563



July 2, 1999


TO THE STOCKHOLDERS:

           You are cordially invited to attend the 1999 Annual Meeting of Stockholders of BioSpecifics Technologies Corp., which will be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on August 4, 1999 at 11:30 A.M. local time.

           The Notice of the 1999 Annual Meeting and Proxy Statement, which are attached, provide information concerning the matters to be considered at the meeting. In addition, the general operations of the Company will be discussed and stockholders will be afforded the opportunity to ask questions.

           We would appreciate your signing and returning your proxy in the enclosed envelope as soon as possible, whether or not you plan to attend the meeting. Please sign, date and return the enclosed proxy in the self-addressed, postage prepaid envelope. If you do not return the signed proxy, your vote cannot be counted. We value your opinion and encourage you to participate in this year's annual meeting by voting your proxy.

           Your vote is important. Accordingly, you are urged to mark, sign and return the accompanying proxy card whether or not you plan to attend the meeting.


                                                    Very truly yours,
                                                    Edwin H. Wegman
                                                    Chairman of the Board

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 Wilbur Street
                            Lynbrook, New York 11563
                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD AUGUST 4, 1999
                              --------------------


           NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BioSpecifics Technologies Corp. (the "Company") will be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on August 4, 1999 at 11:30 A.M. local time, for the following purposes:

                    1. To elect two directors of the Company for the ensuing three years, and until their successors shall be duly elected and qualified; and

                    2. To transact such other business as may properly come before the meeting, or any or all adjournments thereof.

           The transfer books will not be closed for the Annual Meeting. Only stockholders of record at the close of business on June 17, 1999 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof.

           YOU ARE URGED TO READ THE ATTACHED PROXY STATEMENT, WHICH CONTAINS INFORMATION RELEVANT TO THE ACTION TO BE TAKEN AT THE MEETING. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ADDRESSED, POSTAGE PREPAID ENVELOPE (FOR USE IN THE UNITED STATES). YOU MAY REVOKE YOUR PROXY IF YOU SO DESIRE AT ANY TIME BEFORE IT IS VOTED AND MAY VOTE IN PERSON AT THE MEETING EVEN THOUGH YOU HAVE RETURNED A PROXY CARD.

                                          By Order of the Board of Directors,
                                          Albert Horcher
                                          Secretary

Lynbrook, New York
July 2, 1999

                         BIOSPECIFICS TECHNOLOGIES CORP.
                                35 Wilbur Street
                            Lynbrook, New York 11563

                               -------------------

                                 PROXY STATEMENT
                               -------------------

                         Annual Meeting of Stockholders
                            to be held August 4, 1999


           This Proxy Statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by the Board of Directors of BioSpecifics Technologies Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Crowne Plaza, 104-04 Ditmars Boulevard, East Elmhurst, New York 11369 on August 4, 1999 and any adjournments thereof ("Annual Meeting"). The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

           The Company intends to send the proxy materials and the 1999 Annual Report to Stockholders on or about July 9, 1999.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Outstanding Shares Entitled to Vote

           On May 26, 1999, there were outstanding 4,550,866 shares of common stock, $.001 par value per share, of the Company ("Common Stock"). Record holders of shares of Common Stock on June 17, 1999, the record date, will be entitled to one vote for each share of such stock.

Solicitation of Proxies

           The solicitation of proxies in the enclosed form is made on behalf of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally or by direct communication using the services of directors, officers and regular employees of the Company at nominal cost. Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by the Company for expenses incurred in sending proxy material to beneficial owners of the Common Stock.

Record Date; Revocability of Proxies

           The Board of Directors has fixed the close of business on June 17, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

           The proxy will be voted (or withheld from voting) in accordance with any specifications made. Unless otherwise specified in the proxy, shares represented by proxy will be voted "FOR" election of the nominees listed herein. A proxy may be revoked by giving notice to the Secretary of the Company in person, or by written notification actually received by the Secretary, at any time prior to its being exercised or by attending the meeting and voting in person.

Quorum; Voting

           The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock authorized to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

           Each unrevoked proxy card properly signed and received prior to the close of the meeting will be voted as indicated. Unless otherwise specified on the proxy, the shares represented by a signed proxy card will be voted "FOR"
Item 1 on the proxy card and will be voted at the discretion of the persons named as proxies on other business that may properly come before the meeting. Concerning the election of directors, by checking the appropriate box on your proxy card, you may: (a) vote "FOR" each of the director nominees; or (b) withhold authority to vote for any of the director nominees. Stockholders may vote by either completing and returning a signed proxy card prior to the meeting, voting in person at the meeting or submitting a signed proxy card at the meeting.

           If a proxy card indicates an abstention or a broker non-vote on a particular matter, the shares represented by such proxy will be counted as present for quorum purposes. If a quorum is present, an abstention will have the effect of a vote against the matter and broker non-votes will have no effect.

           The election of directors requires a plurality vote of those shares voted at the meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted in such nominee's favor. All other matters to be voted on will be decided by the affirmative vote of a majority of the shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote, but because shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote.

Ownership of Equity Securities

           To the Company's knowledge, the table that follows sets forth the beneficial ownership of shares of Common Stock as of May 26, 1999 of (i) those persons or groups known to the Company to beneficially own more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) each executive officer whose compensation exceeded $100,000 (each, a "named executive officer") in fiscal 1999, and (iv) all directors and executive officers of the Company as a group. The information is determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), based on information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission. Unless indicated below, the stockholders listed possess sole voting and investment power with respect to their shares and the business address of each stockholder is c/o BioSpecifics Technologies Corp., 35 Wilbur St., Lynbrook, New York 11563.



                                                  Number of Shares
Name of                                            of Common Stock                 Percent of
Beneficial Owner                                 Beneficially Owned                  Class
----------------                                 ------------------                  -----
Edwin H. Wegman (1)                                   2,334,142                      50.7%
Thomas L. Wegman (2)                                   75,544                         1.6%
Paul A. Gitman, MD. (3)                                55,500                         1.2%
Henry Morgan (4)                                       53,528                         1.2%
Sherman C. Vogel (5)(8)                                18,528                          *
Rainer Friedel (6)                                     57,500                          *
Albert Horcher(7)                                      32,900                          *
Directors and executive officers as a                 2,627,642                      55.3%
group (7 persons)

------------------------------------
(*)        Less than 1%.

(1) Includes 1,843,327 shares of Common Stock owned by The S.J. Wegman Company, a partnership of which Edwin H. Wegman is the sole general partner. Includes 120,000 shares beneficially owned by The Isabel H. Wegman Rev. Trust. Includes options to purchase 54,850 shares of Common Stock which are currently exercisable. Does not include options to purchase 47,450 shares of Common Stock which are not currently exercisable. Edwin H. Wegman is the father of Thomas L. Wegman.

(2) Includes 7,300 shares of Common Stock held by Thomas L. Wegman's wife and child. Includes options to purchase 40,800 shares of Common Stock which are currently exercisable. Thomas L. Wegman is a son of Edwin
           H. Wegman.

(3) Includes 16,500 shares of Common Stock held by Dr. Gitman's wife and children. Includes options to purchase 10,000 shares of Common Stock which are currently exercisable. Dr. Gitman's business address is c/o Long Island Jewish Medical Center, 270-05 76th Ave., New Hyde Park, New York 11040.

(4) Includes 8,000 shares of Common Stock held by Garrubbo and Morgan, a partnership of which Mr. Morgan is a general partner owning a 50% equity position. Mr. Morgan disclaims beneficial ownership of 4,000 of such shares. Includes options to purchase 10,000 shares of Common Stock which are currently exercisable. Mr. Morgan's business address is c/o Morgan, Melhuish, Monaghan, Arvidson, Abrutyn & Lisowski, 651 West Mt. Pleasant Avenue, Livingston, New Jersey 07039-1873.

(5) Includes 8,528 shares of Common Stock held by S&J Investments, a partnership of which Mr. Vogel is a general partner owning a 25% equity position. Mr. Vogel disclaims beneficial ownership of 6,396 of such shares. Includes options to purchase 10,000 shares of Common Stock which are currently exercisable. Mr. Vogel's business address is 700 Park Avenue, New York, New York 10021.

(6) Includes options to purchase 57,500 shares of Common Stock which are currently exercisable.

(7) Includes options to purchase 18,000 shares of Common Stock which are currently exercisable.

(8) Mr. Vogel resigned from the Board of Directors effective May 26, 1999. The Board appointed Louis Lasagna, MD. on June 28, 1999 to fill the resulting vacancy. Dr. Lasagn does not beneficially own any shares of Common Stock.

                              ELECTION OF DIRECTORS


         The Board of Directors is divided into three classes, each of which currently serves for a term of three years, with only one class of directors being elected in each year. The term of office of the third class of directors, presently consisting of Edwin H. Wegman and Dr. Rainer Friedel, will expire on the date of this year's annual meeting, the term of office of the first class of directors, presently consisting of Thomas L. Wegman and Dr. Paul A. Gitman, will expire in 2000, and the term of the second class of directors, presently consisting of Henry Morgan and Dr. Louis Lasagna, will expire in 2001. In each case, barring death, resignation or removal, each director serves from the date of his election until the end of his term and until his successor is elected and qualified.


           Two persons will be elected at the Annual Meeting to serve as director for a term of three years. The Company has nominated Edwin H. Wegman and Dr. Rainer Friedel as candidates for election. Unless authority is withheld, the proxies solicited by management will be voted "FOR" the election of these nominees. In case a nominee becomes unavailable for election to the Board of Directors, an event which is not expected, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other candidate in accordance with their judgment. The election of directors requires a plurality vote of those shares voted at the meeting. Each nominee has informed the Company that he will serve if elected.

           The Board of Directors recommends that the stockholders vote "FOR" each nominee for election to the Board of Directors.

Information Concerning Nominees for Director

           The nominees for director have the positions with the Company and principal occupations set forth in the table below.


                               Age at                Position With the Company                                    Term
  Name                      June 17, 1999            and Principal Occupation            Director Since         Expires
  ----                      -------------            ------------------------            --------------         -------
  Edwin H. Wegman                 79         Chairman of the Board and President               1990               1999
  Dr. Rainer Friedel              57         Director; Managing Director of                    1995               1999
                                             Biospecifics Pharma GmbH, the Company's
                                             German subsidiary ("Pharma")


           Edwin H. Wegman has had the positions with the Company, principal occupation and certain directorships set forth in the table above for the past five years, and has held similar positions with the Company's subsidiaries, Advance Biofactures Corporation ("ABC-New York") and Advance Biofactures of Curacao ("ABC-Curacao"), for the past five years.

           Dr. Rainer Friedel has been a director of the Company since November 1995 and managing director of BioSpecifics Pharma since January 1, 1996. Since January 1994, Dr. Friedel has served as Chief Executive Officer of GBM Technology Transfer and Technology Risk Assessment, GmbH and, since June 1993, has served as an independent pharmaceutical management consultant. Prior to May 1993, Dr. Friedel was the Chief Executive Officer of Lichtwer Pharma GmbH. The Company and Dr. Friedel have entered into an employment agreement effective January 1, 1999 pursuant to which Dr. Friedel has agreed to devote all of his working capacity to the Company and its subsidiaries in Germany and the United States. Dr. Friedel is to receive a salary of $192,500 and options to purchase up to 15,000 shares of Common Stock per annum. Dr. Friedel is entitled to one year's notice of the Company's termination of the employment agreement.

Information Concerning Continuing Directors

           Each of the directors named in the following table will continue in office after the Annual Meeting and until his term expires in the year indicated and his successor is elected and qualified.


                                   Age at              Position With the Company                                      Term
  Name                           June 17 1999          and Principal Occupation                Director Since         Expires
  ----                           ------------          ------------------------                --------------         -------
  Thomas L. Wegman                   44           Director, Executive Vice President                1994               2000
  Dr. Paul A. Gitman                 58           Director; Director, Quality and Resource          1990               2000
                                                  Management, Long Island Jewish Medical Center
  Henry Morgan                       78           Director; Senior partner of the law firm          1990               2001
                                                  Morgan, Melhuish, Monaghan, Arvidson,
                                                  Abrutyn & Lisowski
  Dr. Louis Lasagna                  75           Dean, Sackler School of Graduate                  1999               2001
                                                  Biomedical Sciences; Dean for
                                                  Scientific and Academic Affairs
                                                  Tufts University School of Medicine


           Thomas L. Wegman was Secretary and Treasurer of the Company from inception to July 1997, at which time he assumed his current position. In addition, he has held for the past five years similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao.

           Dr. Gitman has been Vice President, Clinical Care and Resource Management at Long Island Jewish Medical Center since January 1, 1995 and prior thereto was an independent physician engaged in the practice of internal medicine with Spellman Mykoff & Gitman, MD., P.C.

           Henry Morgan has had the positions with the Company, principal occupation and certain directorships set forth in the table above for the past five years.


               Dr. Lasagna was appointed as a director effective June 28, 1999. He has been Dean of the Sackler School of Graduate Biomedical Sciences since 1984, and Dean for Scientific and Academic Affairs since 1995, at Tufts University School of Medicine. Since 1998 he has served as Chairman of the Board of the Tufts Center for the Study of Drug Development, an independent, non-profit, multidisciplinary research organization affiliated with Tufts University, committed to the exploration of scientific, economic, legal, and public policy issues related to pharmaceutical and biopharmaceutical research, development, and regulation throughout the world. Dr. Lasagna has been a member of BioSpecifics' Board of Scientific Advisors since 1997.

         Sherman Vogel resigned as a director of the Company effective May 26, 1999. He held the position of Director with the Company for the past five years and was Chairman of the Board Synergy Group Inc. prior to August 1995.

Executive Officers

           In addition to the officers named above, the Company employs Albert Horcher as its Secretary, Treasurer, and Principal Financial and Chief Accounting Officer. Mr. Horcher, a certified public accountant, has served in these positions since July 1997 and is 40 years old. From February 1991 to July 1997, he served as the Company's Controller and Principal Financial and Chief Accounting Officer. In addition, he has held for the past five years similar positions with the Company's subsidiaries, ABC-New York and ABC-Curacao. Executive officers are elected annually by the Board of Directors and serve at the discretion of the Board.


Board Meetings and Committees


         The Board held six meetings during the last fiscal year. All directors attended each meeting. The Board does not have nominating or compensation committees. The Board has established an Audit Committee consisting Henry Morgan, a Stock Option Committee consisting of Dr. Paul A. Gitman and Henry Morgan which administers the Company's 1991 Stock Option Plan (the "1991 Plan"), the Company's 1993 Stock Option Plan (the "1993 Plan"), and the Company's 1997 Stock Option Plan (the "1997 Plan"), and an Executive Committee consisting of Edwin H. Wegman and Thomas L. Wegman. The function of the Audit Committee is to
(i) recommend selection of the Company's independent accountants, (ii) review with the independent accountants the results of their audits, (iii) review with the independent accountants and management the Company's financial reporting and operating controls and the scope of audits, (iv) review all budgets of the Company and its subsidiaries and (v) make recommendations concerning the Company's financial reporting, accounting practices and policies and financial, accounting and operating controls and safeguards and review matters relating to the relationship between the Company and its auditors. The function of the Executive Committee is, except for certain matters reserved to the Board, to exercise all of the powers of the Board in the management of the business of the Company during intervals between Board meetings, if necessary. The Audit Committee met once during the 1999 fiscal year. The Stock Option and Executive Committees did not meet during the 1999 fiscal year.

Executive Compensation

           Officers

           The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the Company's named executive officers for the fiscal years indicated. There are no other officers who received in excess of $100,000 during the fiscal year ended January 31, 1999. The Company's executive officers also serve in the same capacities in ABC-New York, except for Rainer Friedel. Salaries of the executive officers are paid by the Company's subsidiary, ABC-New York, except for Rainer Friedel. The officers serve in their respective capacities until the annual board of directors meeting to be held immediately following the Annual Meeting.

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                           SUMMARY COMPENSATION TABLE
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                                                           Annual Compensation                          Long-Term Compensation
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                                                                                                     Number of
                                                                                                     Securities        All Other
Name and Principal                             Salary            Bonus          Other Annual         Underlying     Compensation ($)
  Position                  Fiscal Year         ($)               ($)         Compensation (1)        Options
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Edwin H. Wegman                1999           397,006              -                  -                 7,000               -
  President                    1998           373,861              -                  -                83,500               -
                               1997           356,375              -                  -                 1,800               -
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Thomas L. Wegman               1999           175,092              -                  -                 4,300               -
  Executive                    1998           157,028              -                  -                 4,000               -
  Vice President               1997           130,893              -                  -                   700               -
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Rainer Friedel                 1999           176,458              -                  -                15,000               -
  Managing Director            1998           151,226              -                  -                17,500               -
                               1997           116,886              -                  -                15,000               -
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Albert Horcher                 1999           114,593              -                  -                 2,000               -
  Secretary and                1998           105,436              -                  -                 2,000               -
  Treasurer                    1997            97,395              -                  -                   500               -
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(1) Excludes perquisites and other personal benefits aggregating less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for such person.

           The following table contains information concerning the grants of stock options to the named executive officers of the Company during the fiscal year ended January 31, 1999.

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                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
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                               Number of Securities
                             Underlying Options/SARs      Percentage of Total
                                     Granted            Options/SARs Granted to
Name                                (#)(1)(2)          Employees in Fiscal Year    Exercise or Base Price
                                                                  (%)                    Per Share             Expiration Date
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Edwin H. Wegman                       4,000                      7.5%                      $4.68                   10/13/03
                                      3,000                      5.6%                      $4.40                   12/15/03
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Thomas L. Wegman                      1,800                      3.3%                      $4.25                   10/13/08
                                      2,500                      4.7%                      $4.00                   12/15/08
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Rainer Friedel                        15,000                     28.0%                     $4.00                   12/31/08
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Albert Horcher                        1,000                      1.8%                      $4.25                   10/13/08
                                      1,000                      1.8%                      $4.00                   12/15/08
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(1)        All outstanding options are currently exercisable, except Edwin H.
           Wegman's, which are exercisable in four equal annual installments.

(2)        Granted for service as an employee.

           The 1991 Plan was ratified at the annual meeting of stockholders in July 1992, the 1993 Plan was ratified at the annual meeting of stockholders in July 1994, and the 1997 Plan was ratified at the annual meeting of stockholders in July 1997.

           The following table sets forth information concerning each exercise of stock options during the 1999 fiscal year by each of the named executive officers, along with the year-end value of unexercised options.

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                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES
------------------------------------------------------------------------------------------------------------------------------------
                                                             Number of Securities Underlying     Value of Unexercised In-the-Money
                                                              Unexercised Options at Fiscal        Options at Fiscal Year-End ($)
                                                                       Year End (#)
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Name                             Shares          Value
                               Acquired on    Realized ($)
                              Exercise (#)                   Exercisable      Unexercisable       Exercisable       Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
Edwin H. Wegman(1)                  -              -            54,850            47,450                600             1,700
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Thomas L. Wegman                    -              -            40,800              -                43,600                -
------------------------------------------------------------------------------------------------------------------------------------
Rainer Friedel                      -              -            57,500              -                31,200                -
------------------------------------------------------------------------------------------------------------------------------------
Albert Horcher                      -              -            18,000              -                13,500                -
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Directors

           Each of the three outside directors received $4,500 for attending the Board meetings in fiscal 1999.

Section 16(a) Beneficial Ownership Reporting Compliance

           Section 16(a) of the Exchange Act requires the Company's officers, directors and persons who beneficially own more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons also are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on its review of the copies of such forms furnished to it, the Company believes that all Section 16(a) reporting requirements were complied with during the fiscal year ended January 31, 1999.


                              CERTAIN TRANSACTIONS


           The S.J. Wegman Company owns Wilbur Street Corporation ("WSC"), which has leased to ABC-New York a building serving as a manufacturing facility and headquarters in Lynbrook, New York for over 30 years. The building also serves as the Company's administrative headquarters. Edwin H. Wegman, the Company's Chairman of the Board and President, is the President of WSC and the sole general partner of The S.J. Wegman Company, a partnership. The lease ran month to month at an annual rate of $90,000 during the fiscal year ended January 31, 1998. On January 30, 1998, WSC and the Company entered into a triple net lease agreement which provides for an annual rent starting at $125,000, which can increase annually by the amount of annual increase in the Consumer Price Index for the greater New York metropolitan region. The lease term is 7 years, expiring January 31, 2005. The Company believes that the terms of this lease are reasonable and the rent charged is no greater than that which would be charged by an unaffiliated landlord for comparable facilities, based on appraisals of the property. The Company subleases the remainder of the space subject to such lease, to an unaffiliated entity for $24,000 per year, pursuant to a verbal lease agreement. At January 31, 1999, the Company has advanced $30,675 to WSC, and has a 9% non-amortizing mortgage from WSC in the amount of $82,606.

           During fiscal 1999, Edwin H. Wegman borrowed a total of $410,114 and repaid $335,114 of this amount, and paid interest of $28,225. The remaining balance of $75,000 was repaid March 1999. On August 20, 1991, in order to evidence previous borrowings, Mr. Wegman executed a promissory note made payable to ABC-New York in the principal amount of $56,820. The note is payable upon demand and bears 9% interest that commenced to accrue on August 20, 1991.


               The Company entered into a one-year consulting agreement with Stephen A. Vogel (the "consultant") effective October 10, 1997. Mr. Vogel is a son of a former member of the Company's Board of Directors. The agreement provided that the consultant provide the Company with such advice, service, consultation, and assistance as the Company would seek with respect to the Company's financial matters and provide such other services as the Board of Directors requests. The agreement provided for a consulting fee of $10,000 per month and an option to purchase 100,000 shares of the Company's common stock at $5.00 per share. The agreement also provided for the consultant to receive fees if certain events occurred as a result of the consultant's actions or recommendations. The Company reimbursed the consultant for out of pocket and other expenses incurred in connection with rendering services. The agreement expired on October 10, 1998. On January 10, 1999, the options expired without exercise. Mr. Vogel continues to be retained on a month to month basis and receives a consulting fee of $5,000 per month, and reimbursement for out of pocket expenses. During fiscal 1999, the Company recorded general and administrative expenses of $131,580 relating to this agreement, comprised of $101,580 of consulting fees and $30,000 for the estimated fair value of the options granted on October 10, 1997. During fiscal 1998, the Company recorded general and administrative expenses of $56,275 relating to this agreement, comprised of $36,275 in consulting fees and $20,000 for the estimated fair value of the options granted for the fiscal year.

                             INDEPENDENT ACCOUNTANTS

           The Company intends to use KPMG Peat Marwick LLP as its independent auditors for the 2000 fiscal year. A representative of KPMG Peat Marwick LLP is expected to be present at the meeting, will have the opportunity to make a statement if he or she chooses and is expected to be available to respond to appropriate questions.

                           2000 STOCKHOLDER PROPOSALS

           Proposals of stockholders intended to be presented at the Annual Meeting to be held following the end of 2000 fiscal year for inclusion in the proxy statement must be received at the Company's offices by March 3, 2000.

           The date after which notice of a shareholder proposal submitted outside the processes of Rule 14a-8 will be considered untimely is May 18, 2000.

                                  OTHER MATTERS

           The Board of Directors knows of no matter which will be presented for consideration at the meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.


                                            By Order of the Board of Directors,
                                            Albert Horcher
                                            Secretary


Lynbrook, New York
July 2, 1999